UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2021

Cushman & Wakefield plc

(Exact name of registrant specified in its charter)

England and Wales	001-38611	98-1193584
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Old Broad Street

London, United Kingdom EC2N 1AR

(Address of principal executive offices, including zip code)

+44 20 3296 3000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.10 nominal value	CWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 19, 2021, Cushman & Wakefield of California, Inc. (“Cushman”), a wholly-owned subsidiary of Cushman & Wakefield plc (the “Company”) entered into a Contribution Agreement (the “Contribution Agreement”) with Greystone Select Incorporated (“Greystone”). The Contribution Agreement provides that, upon the terms and subject to the conditions set forth therein, Cushman will contribute, subject to certain post-closing adjustments, $500 million in cash to Greystone JV Holdings LLC, a newly formed Delaware limited liability company (“NewCo”) that will provide investment sales and debt offerings in exchange for 40% of the equity interests in NewCo. In turn, Greystone will contribute to NewCo certain origination, lending, investing, loan servicing and special servicing entities in exchange for 60% of the equity interests of NewCo. Pursuant to the Contribution Agreement, at the closing of the transaction, Cushman, Greystone and NewCo will enter into an Amended and Restated Limited Liability Company Agreement pursuant to which, Cushman will have certain governing rights, including certain board and approval rights.

The consummation of the transaction contemplated by the Contribution Agreement is subject to customary conditions, including receipt of required anti-trust approvals. The parties expect to close the transaction in the fourth quarter of 2021. The Contribution Agreement provides certain termination rights for both Cushman and Greystone, including if the transaction contemplated thereby has not been consummated on or before January 31, 2022. In case of termination in accordance with the Contribution Agreement, there shall be no liability on the part of any party, except for knowing and willful breaches of the provisions of the Contribution Agreement.

The Contribution Agreement contains customary representations and warranties from both Cushman and Greystone and each party has agreed to customary covenants, including, among others, covenants relating to (i) non-solicitation obligations relating to the possible acquisition of any material portion of the equity or assets of NewCo and (ii) the conduct of Greystone’s business during the interim period between the execution of the Contribution Agreement and the closing of the transaction.

The representations, warranties and covenants of each party set forth in the Contribution Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Contribution Agreement, and investors should not rely on them as statements of fact. The Contribution Agreement is described or filed with this Current Report on Form 8-K to provide investors with any factual information regarding the Company, Cushman or Greystone, their respective affiliates or their respective businesses.

The foregoing summary of the Contribution Agreement does not purport to be a complete description of all the parties’ rights and obligations under the Contribution Agreement and is qualified in its entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements that reflect the Company’s current views with respect to, among other things, future events, results and financial performance, which are intended to be covered by the safe harbor provisions for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts, and you can often identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “projects,” “forecasts,” “shall,” “contemplates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this Current Report are based upon the Company’s historical performance and on its current plans, estimates and expectations in light of information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us, that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions that could cause actual results to differ materially from those anticipated, including, but not limited to, the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the Contribution Agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of operating NewCo; and

the effects of the transaction in the Company’s operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Additional factors that could cause results to differ materially from those described above can be found in the Company’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit #	Description

2.1*	Contribution Agreement, dated October 19, 2021, by and between Cushman & Wakefield of California, Inc. and Greystone Select Incorporated

104	Cover Page Interactive Data file (formatted as Inline XBRL)

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2021	CUSHMAN & WAKEFIELD PLC

	By:	/s/ Brett Soloway
	Name:	Brett Soloway
	Title:	Executive Vice President, General Counsel and Corporate Secretary